UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2006
Date of Report (Date of earliest event reported)

CLAYTON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51846	20-2660764
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

2 Corporate Drive

Shelton, Connecticut 06484

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (203) 926-5600

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 18, 2006, Clayton Holdings, Inc., a Delaware corporation (the “Company”), accepted the resignation of its Chief Information Officer, Louis Iannaccone.  In connection with such resignation, which shall be effective on February 28, 2007 (the “Resignation Date”), the Company and Mr. Iannaccone entered into a Separation Agreement, dated as of October 18, 2006 (the “Separation Agreement”).  The Separation Agreement supersedes the terms of Mr. Iannaccone’s employment with the Company which were contained in the Employment Agreement between the Company and Louis Iannaccone, dated September 15, 2004 (the “Employment Agreement”).

Pursuant to the terms of the Separation Agreement, Mr. Iannaccone will be entitled to receive salary continuation at his final base salary rate of $260,000 per year effective for the period from the date immediately following the Resignation Date to and including February 29, 2008, and continuation of medical and dental benefits during the same period.  The Company will pay Mr. Iannaccone incentive compensation for the year ending December 31, 2006 in an amount set by the Company’s Board of Directors, which target amount shall be $156,000, adjusted to reflect the level of certain Company performance objectives, except that any such bonus may be reduced for failure to meet certain technology milestones prior to December 31, 2006.  Mr. Iannaccone will not be eligible to receive any incentive compensation for any period beginning January 1,  2007 or thereafter.  The Employee Agreement between the Company and Louis Iannaccone, dated September 15, 2004 (the “Employee Agreement”), which contains proprietary information, non-compete, non-solicit and other agreements, expressly survives the termination of Mr. Iannaccone’s employment in accordance with its terms.

The above description of the Separation Agreement is a summary and is qualified in its entirety by the Separation Agreement itself, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.              Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 with respect to the termination of the Employment Agreement is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

10.1                           Separation Agreement, dated October 18, 2006, by and between Clayton Holdings, Inc. and Louis Iannaccone

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON HOLDINGS, INC.

October 18, 2006	By:	/s/ Frederick C. Herbst
Frederick C. Herbst
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Separation Agreement, dated October 18, 2006, by and between Clayton Holdings, Inc. and Louis Iannaccone